Exhibit 24


                                POWER OF ATTORNEY

            We, the undersigned directors of the Registrant, hereby severally constitute and appoint Ronald E. Kuykendall and Theresa A. Cornish, and either of them, our true and lawful attorney-in-fact and agent, to do any and all things in our names in the capacities indicated below which said attorney-in-fact and agent may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments and supplements thereto, including post-effective amendments and supplements, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement, amendments, or supplements, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deems advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorney-in-fact or agent, or any of them, shall do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, the undersigned have respectively signed this power of attorney as of the date set forth opposite the name of the undersigned.

  Signature                                        Title                                      Date

/s/ John Chirtea                                   Director                             October 26, 2005
----------------
John Chirtea

/s/ Mark E. Friis                                  Director                             October 26, 2005
-----------------
Mark E. Friis

/s/ Susan D. Goff                                  Director                             October 26, 2005
-----------------
Susan D. Goff

/s/ Solomon Graham                                 Director                             October 26, 2005
------------------
Solomon Graham

/s/ Gilbert L. Hardesty                            Director                             October 26, 2005
-----------------------
Gilbert L. Hardesty

/s/ Pamela A. Little                               Director                             October 26, 2005
--------------------
Pamela A. Little

/s/ Charles F. Mess                                Director                             October 26, 2005
-------------------
Charles F. Mess

/s/ Robert L. Mitchell                             Director                             October 26, 2005
----------------------
Robert L. Mitchell

/s/ Robert L. Orndorff, Jr.                        Director                             October 26, 2005
---------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon                               Director                             October 26, 2005
--------------------
David E. Rippeon

/s/ Craig A. Ruppert                               Director                             October 26, 2005
--------------------
Craig A. Ruppert

/s/ Lewis R. Schumann                              Director                             October 26, 2005
---------------------
Lewis R. Schumann

/s/ W. Drew Stabler                                Director, Chairman of the            October 26, 2005
-------------------                                   Board
W. Drew Stabler
